Exhibit 99.2

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

As of December 31, 2010:

	Consolidated US GAAP	Intercompany Loans	US GAAP BMB Munai		US GAAP Emir Oil	Adjustments		IFRS Emir Oil
	USD	USD	USD		USD	USD		USD
CURRENT ASSETS	18,299,566	-	3,301,439	(a)	14,998,127	(314,869)	(e)	14,683,258
LONG TERM ASSETS	292,404,785	146,588,461	171,172,331	(a)	267,820,915	(68,178,635)	(b)	199,642,280
TOTAL ASSETS	310,704,351	146,588,461	174,473,770		282,819,042	(68,493,504)		214,325,538

CURRENT LIABILITIES	22,167,756	-	2,791,468	(a)	19,376,288	2,202,216	(c)	21,578,504
LONG TERM LIABILITIES	73,126,745	146,588,461	62,852,374	(a)	156,862,832	(13,205,664)	(d)	143,657,168
TOTAL LIABILITIES	95,294,501	146,588,461	65,643,842		176,239,120	(11,003,448)		165,235,672

SHAREHOLDER'S EQUITY	215,409,850	-	108,829,928	(a)	106,579,922	(57,490,056)	(f)	49,089,866
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	310,704,351	146,588,461	174,473,770		282,819,042	(68,493,504)		214,325,538

NET INCOME (LOSS) FOR THE PERIOD	1,678,764	-	(10,946,563)	(g)	12,625,327	(13,953,108)	(h)	(1,327,781)

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

As of March 31, 2010:

	Consolidated US GAAP	Intercompany Loans	US GAAP BMB Munai		US GAAP Emir Oil	Adjustments		IFRS Emir Oil
	USD	USD	USD		USD	USD		USD
CURRENT ASSETS	16,947,713	-	3,023,802	(a)	13,923,911	(167,202)	(e)	13,756,709
LONG TERM ASSETS	274,932,305	149,038,512	174,445,849	(a)	249,524,968	(57,378,859)	(b)	192,146,109
TOTAL ASSETS	291,880,018	149,038,512	177,469,651		263,448,879	(57,546,061)		205,902,818

CURRENT LIABILITIES	9,392,879	-	764,252	(a)	8,628,627	(623,807)	(e)	8,004,820
LONG TERM LIABILITIES	72,224,647	149,038,512	62,178,119	(a)	159,085,040	(13,674,807)	(d)	145,410,233
TOTAL LIABILITIES	81,617,526	149,038,512	62,942,371		167,713,667	(14,298,614)		153,415,053

SHAREHOLDER'S EQUITY	210,262,492	-	114,527,280	(a)	95,735,212	(43,247,447)	(f)	52,487,765
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	291,880,018	149,038,512	177,469,651		263,448,879	(57,546,061)		205,902,818

NET INCOME (LOSS) FOR THE PERIOD	8,993,473	-	(13,818,721)	(g)	22,812,194	(9,925,668)	(h)	12,886,526

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

As of December 31, 2009:

	Consolidated US GAAP	Intercompany Loans	US GAAP BMB Munai		US GAAP Emir Oil	Adjustments		IFRS Emir Oil
	USD	USD	USD		USD	USD		USD
CURRENT ASSETS	16,156,492	-	2,668,375	(a)	13,488,117	(200,619)	(e)	13,287,498
LONG TERM ASSETS	274,713,908	150,905,227	177,336,822	(a)	248,282,313	(52,383,044)	(b)	195,899,269
TOTAL ASSETS	290,870,400	150,905,227	180,005,197		261,770,430	(52,583,663)		209,186,767

CURRENT LIABILITIES	12,272,375	-	1,574,477	(a)	10,697,898	(619,247)	(e)	10,078,651
LONG TERM LIABILITIES	73,078,634	150,905,227	61,965,781	(a)	162,018,080	(14,215,447)	(d)	147,802,633
TOTAL LIABILITIES	85,351,009	150,905,227	63,540,258		172,715,978	(14,834,694)		157,881,284

SHAREHOLDER'S EQUITY	205,519,391	-	116,464,939	(a)	89,054,452	(37,748,969)	(f)	51,305,483
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	290,870,400	150,905,227	180,005,197		261,770,430	(52,583,663)		209,186,767

NET INCOME (LOSS) FOR THE PERIOD	4,677,872	-	(10,671,443)	(g)	15,349,315	(4,330,902)	(h)	11,018,413

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

As of March 31, 2009:

	Consolidated US GAAP	Intercompany Loans	US GAAP BMB Munai		US GAAP Emir Oil	Adjustments		IFRS Emir Oil
	USD	USD	USD		USD	USD		USD
CURRENT ASSETS	12,891,196	-	4,408,754	(a)	8,482,442	(23,138)	(e)	8,459,304
LONG TERM ASSETS	275,454,865	147,649,420	175,372,082	(a)	247,732,203	(51,815,593)	(b)	195,916,610
TOTAL ASSETS	288,346,061	147,649,420	179,780,836		256,214,645	(51,838,731)		204,375,914

CURRENT LIABILITIES	24,109,901	-	5,000,314	(a)	19,109,587	(100,223)	(e)	19,009,364
LONG TERM LIABILITIES	72,111,959	147,649,420	61,331,521	(a)	158,429,858	(15,331,877)	(d)	143,097,981
TOTAL LIABILITIES	96,221,860	147,649,420	66,331,835		177,539,445	(15,432,100)		162,107,345

SHAREHOLDER'S EQUITY	192,124,201	-	113,449,001	(a)	78,675,200	(36,406,631)	(f)	42,268,569
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	288,346,061	147,649,420	179,780,836		256,214,645	(51,838,731)		204,375,914

NET INCOME (LOSS) FOR THE PERIOD	17,157,558	-	(24,399,110)	(g)	41,556,668	(14,402,742)	(h)	27,153,926

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

As of March 31, 2008:

	Consolidated US GAAP	Intercompany Loans	US GAAP BMB Munai		US GAAP Emir Oil	Adjustments		IFRS Emir Oil
	USD	USD	USD		USD	USD		USD
CURRENT ASSETS	26,519,810	-	16,205,304	(a)	10,314,506	(27,883)	(e)	10,286,623
LONG TERM ASSETS	228,318,283	140,489,270	166,339,722	(a)	202,467,831	(42,210,866)	(b)	160,256,965
TOTAL ASSETS	254,838,093	140,489,270	182,545,026		212,782,337	(42,238,749)		170,543,588

CURRENT LIABILITIES	23,225,460	-	888,310	(a)	22,337,150	(97,753)	(e)	22,239,397
LONG TERM LIABILITIES	71,808,702	140,489,270	60,535,455	(a)	151,762,517	(21,047,602)	(d)	130,714,915
TOTAL LIABILITIES	95,034,162	140,489,270	61,423,765		174,099,667	(21,145,355)		152,954,312

SHAREHOLDER'S EQUITY	159,803,931	-	121,121,261	(a)	38,682,670	(21,093,394)	(f)	17,589,276
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	254,838,093	140,489,270	182,545,026		212,782,337	(42,238,749)		170,543,588

NET INCOME (LOSS) FOR THE PERIOD	31,610,563	-	(8,174,776)	(g)	39,785,339	(32,104,725)	(h)	7,680,614

RECONCILIATON OF US GAAP AND IFRS FINANCIAL INFORMATION

(a)	BMB Munai’s stand alone balances are excluded from the consolidated US GAAP balances to arrive at Emir Oil’s US GAAP stand alone balances.

(b)	The Company adjusted its long term assets to account for:
-
The adjustment of geological and geophysical costs capitalized under US GAAP, full cost method of accounting, which were expensed to retained earnings or net income according to the successful efforts method of accounting under IFRS.

-	The adjustment of depletion expense based on the adjusted proved developed reserves and adjusted depletable base using the successful efforts method of accounting under IFRS.
-	The removal of interest expense on intercompany loans capitalized to oil and gas properties under US GAAP, which was expensed to retained earnings or net income under IFRS.

(c)	The Company adjusted its current liabilities to account for:
-	The transfer of a share-based liability of BMB Munai to be settled in cash by Emir Oil for 3D seismic services.

(d)	The Company adjusted its long term liabilities to account for:
-	Intercompany loans and accrued interest expense reflected at fair value according to IFRS.
-	Deferred tax liability recalculated for IFRS purposes considering the updated oil and gas properties.

(e)	The Company adjusted its current assets to account for:
-	Certain immaterial reclassifications between other assets and other liabilities.

(f)	The Company adjusted its shareholders’ equity to account for:
-	Amounts resulting from recognition of fair value of intercompany loans and accrued interest from the parent company.
-	Retained earnings adjustment from additional depletion, interest expense on intercompany loans.

(g)	BMB Munai’s stand alone income and expenses are excluded from the consolidated US GAAP income and expenses to arrive at Emir Oil’s US GAAP stand alone income and expenses.

(h)	The Company adjusted its net income to account for:
-
The adjustment of geological and geophysical costs capitalized under US GAAP, full cost method of accounting, which were expensed to retained earnings or net income according to the successful efforts method of accounting under IFRS.

-	The adjustment of depletion expense based on the adjusted proved developed reserves and adjusted depletable base using the successful efforts method of accounting under IFRS.
-	The removal of interest expense on intercompany loans capitalized under US GAAP, full cost method of accounting, which was expensed to retained earnings or net income.